UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 23, 2026

Zymeworks Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41535	88-3099146
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

108 Patriot Drive, Suite A Middletown, Delaware	19709
(Address of Principal Executive Offices)	(Zip Code)

(302) 274-8744

(Registrant’s telephone number, including area code)

Not Applicable

(Form name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	ZYME	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On September 23, 2026, Zymeworks Inc., a Delaware corporation (the “Zymeworks”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the completion of Zymeworks’ acquisition contemplated pursuant to the terms and conditions of the Agreement and Plan of Merger, dated June 28, 2026 (the “Merger Agreement”), by and among Zymeworks, Theravance Biopharma, Inc., an exempted company with limited liability incorporated under the Laws of the Cayman Islands (“Theravance”) and Zymeworks Merger Sub 1, an exempted company with limited liability incorporated under the Laws of the Cayman Islands and a wholly owned subsidiary of Zymeworks (“Merger Sub”), pursuant to which Merger Sub merged with and into Theravance (the “Merger”), with Theravance surviving the Merger as a wholly owned subsidiary of Zymeworks.

This Current Report on Form 8-K/A (this “Amendment”) amends the Original Form 8-K to provide the historical financial statements and pro forma financial information required by Item 9.01 of Form 8-K, which were omitted from the Original Form 8-K as permitted by paragraphs (a)(3) and (b)(2) of Item 9.01 of Form 8-K.

The presentation of the Target Financial Statements (as defined below), including the level of detail provided therein, is not necessarily indicative of how Zymeworks intends to present its financial results in the future. The pro forma financial information included in this Amendment has been presented for informational purposes only, as required by Form 8-K. Such pro forma financial information does not purport to represent the actual results of operations that Zymeworks would have achieved had it completed the Merger prior to the periods presented in the pro forma financial information, and it is not intended as a projection of the future results of operations that Zymeworks may achieve after the Merger. No other amendments are being made to the Original Form 8-K by this Amendment. This Amendment should be read in conjunction with the Original Form 8-K, which provides a more complete description of the Merger.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The (i) audited financial statements of Theravance and accompanying notes related thereto as of and for the years ended December 31, 2025 and December 31, 2024 are filed herewith as Exhibit 99.1 and are incorporated by reference herein and the (ii) unaudited financial statements of Theravance for the six month periods ended June 30, 2026 and 2025 are filed herewith as Exhibit 99.2 and are incorporated by reference herein (together, the “Target Financial Statements”).

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information for the fiscal year ended December 31, 2025 and the nine months ended September 30, 2026 and the accompanying notes related thereto are filed herewith as Exhibit 99.3 and are incorporated by reference herein.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	Audited financial statements of Theravance Biopharma, Inc. and accompanying notes related thereto as of and for the years ended December 31, 2025 and December 31, 2024 (incorporated by reference to Part IV, Item 15(a) of the Annual Report on Form 10-K of Theravance Biopharma, Inc. (File No. 001-36033), filed on March 23, 2026).

99.2	Unaudited interim financial statements of Theravance Biopharma, Inc. and accompanying notes related thereto as of June 30, 2026 and December 31, 2025, and for the six month periods ended June 30, 2026 and 2025 (incorporated by reference to Part I, Item 1 of the Quarterly Report on Form 10-Q of Theravance Biopharma, Inc. (File No. 001-36033), filed on August 11, 2026).

99.3	Unaudited pro forma condensed combined financial information of Zymeworks Inc. and accompanying notes related thereto for the fiscal year ended December 31, 2025 and for the nine months ended September 30, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Zymeworks Inc.
(registrant)

Date: November 9, 2026	By:	/s/ Kenneth Galbraith
	Name:	Kenneth Galbraith
	Title:	Chair, President and Chief Executive Officer

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